Exhibit 99.1

Asure Announces First Quarter 2024 Results

Reports First Quarter Revenues of $31.7 Million

Management Reiterates 2024 Revenue Guidance of $125.0 Million - $129.0 Million

AUSTIN, TX – May 2, 2024 – Asure Software, Inc. (“we”, “us”, “our”, “Asure” or the “Company”) (Nasdaq: ASUR), a leading provider of cloud-based Human Capital Management (“HCM”) software solutions, today reported results for the first quarter ended March 31, 2024.

First Quarter 2024 Financial Highlights

•Revenue of $31.7 million, down 4% year over year
•Revenue (excluding ERTC revenue) of $30.7 million, up 10% from $28.0 million in the prior year
•Recurring revenue of $30.3 million, up 8% year over year
•Recurring revenue excluding ERTC recurring revenue of zero, up 9% from $27.7 million in the prior year
•Net loss of $0.3 million versus a net income of $0.3 million during the prior year
•EBITDA(1) of $4.4 million versus $ 6.8 million from prior year
•Adjusted EBITDA(1) of $6.8 million versus $8.2 million from prior year
•Gross profit of $22.6 million versus $24.4 million from prior year
•Non-GAAP gross profit(1) of $23.8 million (Non-GAAP gross margin(1) of 75%) versus $25.7 million (and 78% in prior year)

Recent Business Highlights

•Launched best-in-class employee self-service and role-based identity access to remove administrative burden for small business owners and empower their employees to better manage their own data. These releases are part of an architecture modernization strategy to improve scalability and lower cost to serve for Asure’s HCM suite.
•Went live with first Workday client, a Major League Baseball (MLB) team, following certification of Workday’s Global Payroll integration with Asure’s Payroll Tax Platform. This MLB team epitomizes the complexity of multi-state payroll as highly compensated staff and team members incur payroll tax liabilities in several states each week. This marquee client opens the door to many more Workday opportunities.
•Announced new employer tax credit service, delivered by partner HR Logics, to provide Asure’s small business clients with much needed capital. Most small business owners are unaware of the number of employer tax credits available such as Work Opportunity Tax Credits (WOTC), Research & Development, and Veterans tax credits.
•Embedded new AI Agent into enterprise Payroll Tax Management (PTM) platform. Amazon’s continued partnership with Asure, as part of the AWS Application Modernization Lab, has accelerated AI efforts to gain deeper insights, better understand user sentiment, and deliver unmatched payroll tax management services.

Management Commentary

Asure Chairman and CEO Pat Goepel commented “We continue to execute our growth strategy and are pleased to have delivered another solid performance for the first quarter of 2024.”

“We’ve nearly doubled the company in terms of revenues since 2020 and believe the introduction of new products like 401(k) and new technology developed with AWS will accelerate our recurring revenue growth in 2024. While the one-time revenue associated with ERTC in 2023 may have masked our underlying growth story, we have a strong recurring revenue business that continues to grow every year.”

(1)These financial measures are not calculated in accordance with GAAP and are defined on page 3 of this press release. A reconciliation of this non-GAAP measure to the most applicable GAAP measure begins on page 11 of this release.

1

Second Quarter 2024 and Full Year 2024 Revenue Guidance Ranges

The Company is providing the following guidance for the second quarter 2024 and full year 2024 based on the Company’s year-to-date results and recent business trends. This guidance excludes any potential revenues from the employee retention tax credit (ERTC) program for which the IRS placed a pause on processing claims in September 2023, and we continue to monitor for updates regarding the program closely.

Guidance for 2024

Guidance Range	Q2-2024	FY-2024
Revenue	$28.0M – 29.0M	$125.0 M -129.0 M
Adjusted EBITDA(1)	$4.0M -5.0M	20% -21%

Management uses GAAP, non-GAAP and adjusted measures when planning, monitoring, and evaluating the Company’s performance. The primary purpose of using non-GAAP and adjusted measures are to provide supplemental information that may prove useful to investors and to enable investors to evaluate the Company’s results in the same way management does.

Management believes that supplementing GAAP disclosures with non-GAAP and adjusted disclosures provides investors with a more complete view of the Company’s operational performance and allows for meaningful period-to-period comparisons and analysis of trends in the Company’s business. Further, to the extent that other companies use similar methods in calculating adjusted financial measures, the provision of supplemental non-GAAP and adjusted information can allow for a comparison of the Company’s relative performance against other companies that also report non-GAAP and adjusted operating results.

Management has not provided a reconciliation of guidance of GAAP to non-GAAP or adjusted disclosures because management is unable to predict the nature and materiality of non-recurring expenses without unreasonable effort.

Management’s projections are based on management’s current beliefs and assumptions about the Company's business, and the industry and the markets in which it operates; there are known and unknown risks and uncertainties associated with these projections. There can be no assurance that our actual results will not differ from the guidance set forth above. The Company assumes no obligation to update publicly any forward-looking statements, including its 2024 earnings guidance, whether as a result of new information, future events or otherwise. Please refer to the “Use of Forward-Looking Statements” disclosures on page 5 of this press release as well as the risk factors in our quarterly and annual reports on file with the Securities and Exchange Commission for more information about risk that affect our business and industry.

Conference Call Details

Asure management will host a conference call on Thursday, May 2, 2024, at 3:30 pm Central (4:30 pm Eastern). Asure Chairman and CEO Pat Goepel and CFO John Pence will participate in the conference call followed by a question-and-answer session. The conference call will be broadcast live and available for replay via the investor relations section of the Company’s website. Analysts may participate on the conference call by dialing 877-407-9219 or 201-689-8852.

About Asure Software, Inc.

Asure (Nasdaq: ASUR) is a leading provider of Human Capital Management (“HCM”) software solutions. We help small and mid-sized companies grow by assisting them in building better teams with skills to stay compliant with ever-changing federal, state, and local tax jurisdictions and labor laws, and better allocate cash so they can spend their financial capital on growing their business rather than back-office overhead expenses. Asure’s Human Capital Management suite, named AsureHCM®, includes cloud-based Payroll, Tax Services, and Time & Attendance software and Asure Marketplace™ as well as human resources (“HR”) services ranging from HR projects to completely outsourcing payroll and HR staff. We also offer these products and services through our network of reseller partners. Visit us at asuresoftware.com.

2

Non-GAAP and Adjusted Financial Measures

This press release includes information about non-GAAP gross profit, non-GAAP sales and marketing expense, non-GAAP general and administrative expense, non-GAAP research and development expense, EBITDA, EBITDA margin, adjusted EBITDA, and adjusted EBITDA margin. These non-GAAP and adjusted financial measures are measurements of financial performance that are not prepared in accordance with U.S. generally accepted accounting principles and computational methods may differ from those used by other companies. Non-GAAP and adjusted financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read only in conjunction with the Company’s Condensed Consolidated Financial Statements prepared in accordance with GAAP. Non-GAAP and adjusted financial measures are reconciled to GAAP in the tables set forth in this release and are subject to reclassifications to conform to current period presentations.

Non-GAAP gross profit differs from gross profit in that it excludes amortization, share-based compensation, and one-time items.

Non-GAAP sales and marketing expense differs from sales and marketing expense in that it excludes share-based compensation and one-time items.

Non-GAAP general and administrative expense differs from general and administrative expense in that it excludes share-based compensation and one-time items.

Non-GAAP research and development expense differs from research and development expense in that it excludes share-based compensation and one-time items.

EBITDA differs from net income (loss) in that it excludes items such as interest, income taxes, depreciation, and amortization. Asure is unable to predict with reasonable certainty the ultimate outcome of these exclusions without unreasonable effort.

Adjusted EBITDA differs from EBITDA in that it excludes share-based compensation, other income (expense), net and one-time expenses. Asure is unable to predict with reasonable certainty the ultimate outcome of these exclusions without unreasonable effort.

All adjusted and non-GAAP measures presented as “margin” are computed by dividing the applicable adjusted financial measure by total revenue.

Specifically, as applicable to the respective financial measure, management is adjusting for the following items when calculating non-GAAP and adjusted financial measures as applicable for the periods presented. No additional adjustments have been made for potential income tax effects of the adjustments based on the Company’s current and anticipated de minimis effective federal tax rate, resulting from the Company’s continued losses for federal tax purposes and its tax net operating loss balances.

Share-Based Compensation Expenses. The Company’s compensation strategy includes the use of share-based compensation to attract and retain employees and executives. It is principally aimed at aligning their interests with those of our stockholders and at long-term employee retention, rather than to motivate or reward operational performance for any particular period. Thus, share-based compensation expense varies for reasons that are generally unrelated to operational decisions and performance in any particular period.

Depreciation. The Company excludes depreciation of fixed assets. Also included in the expense is the depreciation of capitalized software costs.

Amortization of Purchased Intangibles. The Company views amortization of acquisition-related intangible assets, such as the amortization of the cost associated with an acquired company’s research and development efforts, trade names, customer lists and customer relationships, and acquired lease intangibles, as items arising from pre-acquisition activities determined at the time of an acquisition. While these intangible assets are continually evaluated for impairment, amortization of the cost of purchased intangibles is a static expense, one that is not typically affected by operations during any particular period.

Interest Expense, Net. The Company excludes accrued interest expense, the amortization of debt discounts and deferred financing costs.

Income Taxes. The Company excludes income taxes, both at the federal and state levels.

One-Time Expenses. The Company’s adjusted financial measures exclude the following costs to normalize comparable reporting periods, as these are generally non-recurring expenses that do not reflect the ongoing operational results. These items are typically not budgeted and are infrequent and unusual in nature.

Settlements, Penalties and Interest. The Company excludes legal settlements, including separation agreements, penalties and interest that are generally one-time in nature and not reflective of the operational results of the business.

Acquisition and Transaction Related Costs. The Company excludes these expenses as they are transaction costs and expenses that are generally one-time in nature and not reflective of the underlying operational results of our business. Examples of these types of expenses include legal, accounting, regulatory, other consulting services, severance and other employee costs.

Other non-recurring Expenses. The Company excludes these as they are generally non-recurring items that are not reflective of the underlying operational results of the business and are generally not anticipated to recur. Some examples of these types of expenses, historically, have included write-offs or impairments of assets, demolition of office space and cybersecurity consultants.

Other (Expense) Income, Net. The Company’s adjusted financial measures exclude Other (Expense) Income, Net because it includes items that are not reflective of the underlying operational results of the business, such as loan forgiveness, adjustments to contingent liabilities and credits earned as part of the CARES Act, passed by Congress in the wake of the coronavirus pandemic.

Use of Forward-Looking Statements

This press release contains certain statements made by management that may constitute “forward-looking” statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements about our financial results may include expected or projected U.S GAAP and non-U.S. GAAP financial and other operating and non-operating results. The words “believe,” “may,” “will,” “estimate,” “projects,” “anticipate,” “intend,” “expect,” “should,” “plan,” and similar expressions are intended to identify forward-looking statements. Examples of “forward-looking statements” include statements we make regarding our operating performance, future results of operations and financial position, revenue growth, earnings or other projections. We have based these forward-looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. The achievement or success of the matters covered by such forward-looking statements involves risks, uncertainties and assumptions, over many of which we have no control. If any such risks or uncertainties materialize or if any of the assumptions prove incorrect, the Company’s results could differ materially from the results expressed or implied by the forward-looking statements we make.

The risks and uncertainties referred to above include—but are not limited to— the expiration of major revenue streams such as Employee Retention Tax Credits and the impact of the IRS recent measures regarding Employee Retention Tax Credits claims; risks associated with breaches of the Company’s security measures; risks associated with the Company’s rate of growth and anticipated revenue run rate, including impact of the current [economic] environment; interruptions to supply chains and extended shut down of businesses; political unrest, including the current issues between Russia and Ukraine, Israel and Hamas; reductions in employment and an increase in business failures, specifically among our clients; the Company’s ability to convert deferred revenue and unbilled deferred revenue into revenue and cash flow, and ability to maintain continued growth of deferred revenue and unbilled deferred revenue; possible fluctuations in the Company’s financial and operating results; regulatory pressures on economic relief enacted as a result of the COVID-19 pandemic that change or cause different interpretations with respect to eligibility for such programs; privacy concerns and laws and other regulations may limit the effectiveness of our applications; domestic and international regulatory developments, including changes to or applicability to our business of privacy and data securities laws, money transmitter laws and anti-money laundering laws; the financial and other impact of any previous and future acquisitions; the Company’s ability to continue to release, gain customer acceptance of and provide support for new and improved versions of the Company’s services; successful customer deployment and utilization of the Company’s existing and future services; technological developments; the nature of the Company’s business model; interest rates; competition; various financial aspects of the Company’s subscription model; impairment of intangible assets; interruptions or delays in the Company’s services or the Company’s Web hosting; access to additional capital; the Company’s ability to hire, retain and motivate employees and manage the Company’s growth; litigation and any related claims, negotiations and settlements, including with respect to intellectual property matters or industry-specific regulations; volatility and weakness in bank and capital markets; factors affecting the Company’s deferred tax assets and ability to value and utilize them; issues in the use of artificial intelligence (“AI”) in our HCM products and services; volatility and low trading volume of our common stock; collection of receivables; and general developments in the economy, financial markets, credit markets and the impact of current and future accounting pronouncements and other financial reporting standards. Please review the Company’s risk factors in its annual report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on February 26, 2024.

The forward-looking statements, including the financial guidance and 2024 outlook, contained in this press release represent the judgment of the Company as of the date of this press release, and the Company expressly disclaims any intent, obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in the Company’s expectations with regard to these forward looking statements or any change in events, conditions or circumstances on which any such statements are based. © 2024 Asure Software, Inc. All rights reserved.

ASURE SOFTWARE, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except per share amounts)
(Unaudited)

	March 31, 2024	December 31, 2023

ASSETS
Current assets:
Cash and cash equivalents	$23,166	$30,317
Accounts receivable, net of allowance for credit losses of $5,108 and $4,787 at March 31, 2024 and December 31, 2023, respectively	15,074	14,202
Inventory	205	155
Prepaid expenses and other current assets	4,187	3,471
Total current assets before funds held for clients	42,632	48,145
Funds held for clients	239,808	219,075
Total current assets	282,440	267,220
Property and equipment, net	15,822	14,517
Goodwill	86,011	86,011
Intangible assets, net	70,960	62,082
Operating lease assets, net	4,674	4,991
Other assets, net	9,431	9,047
Total assets	$469,338	$443,868
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Current portion of notes payable	$23	$27
Accounts payable	1,610	2,570
Accrued compensation and benefits	3,399	6,519
Operating lease liabilities, current	1,510	1,490
Other accrued liabilities	7,170	3,862
Deferred revenue	3,547	6,853
Total current liabilities before client fund obligations	17,259	21,321
Client fund obligations	241,141	220,019
Total current liabilities	258,400	241,340
Long-term liabilities:
Deferred revenue	960	16
Deferred tax liability	1,751	1,728
Notes payable, net of current portion	5,256	4,282
Operating lease liabilities, noncurrent	4,281	4,638
Other liabilities	1,015	209
Total long-term liabilities	13,263	10,873
Total liabilities	271,663	252,213
Stockholders’ equity:
Preferred stock, $0.01 par value; 1,500 shares authorized; none issued or outstanding	—	—
Common stock, $0.01 par value; 44,000 shares authorized; 25,749 and 25,382 shares issued, 25,749 and 24,998 shares outstanding at March 31, 2024 and December 31, 2023, respectively	258	254
Treasury stock at cost, zero(1) and 384 shares at March 31, 2024 and December 31, 2023, respectively	—	(5,017)
Additional paid-in capital	494,537	487,973
Accumulated deficit	(295,761)	(290,440)
Accumulated other comprehensive loss	(1,359)	(1,115)
Total stockholders’ equity	197,675	191,655
Total liabilities and stockholders’ equity	$469,338	$443,868
(1) The aggregate Treasury stock of prior repurchases of the Company's own common stock was retired and subsequently issued effective January 1, 2024. See the Condensed
Consolidated Statement of Changes in Stockholders' Equity for the impact of this transaction.

ASURE SOFTWARE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE (LOSS) INCOME
(in thousands, except per share amounts)
(Unaudited)

	Three Months Ended March 31,
	2024	2023

Revenue:
Recurring	$30,273	$27,956
Professional services, hardware and other	1,379	5,108
Total revenue	31,652	33,064
Cost of sales	9,045	8,664
Gross profit	22,607	24,400
Operating expenses:
Sales and marketing	7,767	7,200
General and administrative	10,063	9,956
Research and development	1,769	1,979
Amortization of intangible assets	3,449	3,302
Total operating expenses	23,048	22,437
(Loss) income from operations	(441)	1,963
Interest income	336	349
Interest expense	(180)	(2,293)
Other income, net	10	83
(Loss) income from operations before income taxes	(275)	102
Income tax expense (benefit)	33	(237)
Net (loss) income	(308)	339
Other comprehensive (loss) income:
Unrealized (loss) income on marketable securities	(244)	481
Comprehensive (loss) income	$(552)	$820

Basic and diluted (loss) income per share
Basic	$(0.01)	$0.02
Diluted	$(0.01)	$0.02

Weighted average basic and diluted shares
Basic	25,334	20,347
Diluted	25,334	21,041

ASURE SOFTWARE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(Unaudited)

	Three Months Ended March 31,
	2024	2023

Cash flows from operating activities:
Net (loss) income	$(308)	$339
Adjustments to reconcile (loss) income to net cash (used) in provided by operations:
Depreciation and amortization	4,860	4,789
Amortization of operating lease assets	335	307
Amortization of debt financing costs and discount	142	169
Non-cash interest expense	—	982
Net accretion of discounts on available-for-sale securities	(78)	(14)
Provision for expected losses	46	652
Provision for (recovery of) deferred income taxes	24	(73)
Net realized gains on sales of available-for-sale securities	(652)	(453)
Share-based compensation	1,902	1,337
Loss on disposals of long-term assets	—	160
Change in fair value of contingent purchase consideration	—	(69)
Changes in operating assets and liabilities:
Accounts receivable	(919)	(3,290)
Inventory	(50)	33
Prepaid expenses and other assets	(473)	4,850
Operating lease right-of-use assets	30	—
Accounts payable	(960)	(450)
Accrued expenses and other long-term obligations	(2,665)	(123)
Operating lease liabilities	(141)	(219)
Deferred revenue	(5,040)	(4,339)
Net cash (used) in provided by operating activities	(3,947)	4,588
Cash flows from investing activities:
Acquisition of intangible asset	(710)	—
Purchases of property and equipment	(240)	(726)
Software capitalization costs	(2,435)	(1,158)
Purchases of available-for-sale securities	(3,516)	(10,189)
Proceeds from sales and maturities of available-for-sale securities	2,406	5,426
Net cash used in investing activities	(4,495)	(6,647)
Cash flows from financing activities:
Payments of notes payable	—	(232)
Payments made on amounts due for the acquisition of intangibles	(236)	—
Net proceeds from issuance of common stock	176	1,988
Net change in client fund obligations	21,122	19,372
Net cash provided by financing activities	21,062	21,128
Net increase in cash and cash equivalents	12,620	19,069
Cash and cash equivalents, beginning of period	177,622	164,042
Cash and cash equivalents, end of period	$190,242	$183,111

ASURE SOFTWARE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (continued)
(in thousands)
(Unaudited)

	Three Months Ended March 31,
	2024	2023

Reconciliation of cash and cash equivalents to the Condensed Consolidated Balance Sheets
Cash and cash equivalents	$23,166	$21,438
Cash and cash equivalents included in funds held for clients	167,076	161,673
Total cash and cash equivalents	$190,242	$183,111

Supplemental information:
Cash paid for interest	$—	$1,038
Cash paid for income taxes	$—	$82

Non-cash investing and financing activities:
Acquisition of intangible assets	$6,345	$—
Notes payable issued for acquisitions	$827	$—
Shares issued for acquisitions	$4,494	$—

ASURE SOFTWARE, INC.
RECONCILIATION OF NON-GAAP AND ADJUSTED FINANCIAL MEASURES
(unaudited)

(in thousands)	Q1-24	Q4-23	Q3-23	Q2-23	Q1-23	Q4-22	Q3-22	Q2-22
Revenue(1)	$31,652	$26,264	$29,334	$30,420	$33,064	$29,292	$21,903	$20,300

Gross Profit to non-GAAP Gross Profit
Gross Profit	$22,607	$17,839	$21,280	$22,018	$24,400	$21,139	$13,647	$12,261
Gross Margin	71.4%	67.9%	72.5%	72.4%	73.8%	72.2%	62.3%	60.4%

Share-based Compensation	40	32	28	46	31	34	38	35
Depreciation	1,110	921	984	1,309	1,009	871	860	815
Amortization - intangibles	50	50	50	50	268	298	296	296
One-time expenses
Settlements, penalties & interest	—	(6)	8	—	4	3	38	—
Acquisition and transaction costs	39	—	—	—	—	—	—	—
Non-GAAP Gross Profit	$23,846	$18,836	$22,350	$23,423	$25,712	$22,345	$14,879	$13,407
Non-GAAP Gross Margin	75.3%	71.7%	76.2%	77.0%	77.8%	76.3%	67.9%	66.0%

Sales and Marketing Expense to non-GAAP Sales and Marketing Expense
Sales and Marketing Expense	$7,767	$6,422	$6,597	$8,515	$7,200	$6,022	$4,752	$4,589

Share-based Compensation	243	180	210	149	124	93	90	64
Depreciation	1	1	—	—	—	—	—	—
One-time expenses
Settlements, penalties & interest	18	6	30	4	11	—	—	14
Acquisition and transaction costs	11	—	—	—	—	—	—	—
Other non-recurring expenses	—	—	—	180	—	—	—	—
Non-GAAP Sales and Marketing Expense	$7,494	$6,235	$6,357	$8,182	$7,065	$5,929	$4,662	$4,511

General and Administrative Expense to non-GAAP General and Administrative Expense
General and Administrative Expense	$10,063	$9,747	$9,294	$10,336	$9,956	$9,720	$8,023	$8,696

Share-based Compensation	1,535	980	936	1,298	1,142	641	590	615
Depreciation	251	225	200	234	210	168	149	154
One-time expenses
Settlements, penalties & interest	98	284	101	432	102	34	15	283
Acquisition and transaction costs	57	51	—	—	—	—	—	638
Other non-recurring expenses	86	53	—	453	—	—	—	58
Non-GAAP General and Administrative Expense	$8,036	$8,154	$8,057	$7,919	$8,502	$8,877	$7,269	$6,948

Research and Development Expense to non-GAAP Research and Development Expense
Research and Development Expense	$1,769	$1,739	$1,803	$1,325	$1,979	$1,627	$1,230	$1,472

Share-based Compensation	85	69	76	89	40	70	80	100
One-time expenses
Settlements, penalties & interest	31	—	—	—	—	25	3	—
Acquisition and transaction costs	147	—	—	—	—	—	—	—
Non-GAAP Research and Development Expense	$1,506	$1,670	$1,727	$1,236	$1,939	$1,532	$1,147	$1,372

(1)Note that first quarters are seasonally strong as recurring year-end W2/ACA revenue is recognized in this period.

ASURE SOFTWARE, INC.
RECONCILIATION OF NON-GAAP AND ADJUSTED FINANCIAL MEASURES (cont.)
(unaudited)

(in thousands)	Q1-24	Q4-23	Q3-23	Q2-23	Q1-23	Q4-22	Q3-22	Q2-22
Revenue(1)	$31,652	$26,264	$29,334	$30,420	$33,064	$29,292	$21,903	$20,300

GAAP Net (Loss) Income to Adjusted EBITDA
GAAP Net (Loss) Income	$(308)	$(3,582)	$(2,206)	$(3,765)	$339	$(1,056)	$(4,533)	$(5,860)

Interest expense, net	(156)	(24)	782	1,593	1,944	1,429	1,122	1,068
Income taxes	33	(158)	(123)	627	(237)	(94)	102	74
Depreciation	1,361	1,148	1,185	1,542	1,219	1,039	1,009	969
Amortization - intangibles	3,499	3,743	3,384	3,343	3,570	3,648	3,646	3,649
EBITDA	$4,429	$1,127	$3,022	$3,340	$6,835	$4,966	$1,346	$(100)
EBITDA Margin	14.0%	4.3%	10.3%	11.0%	20.7%	17.0%	6.1%	(0.5)%

Share-based Compensation	1,902	1,260	1,251	1,582	1,337	838	798	814
One Time Expenses
Settlements, penalties & interest	147	283	140	436	117	62	56	297
Acquisition and transaction costs	254	51	—	—	—	—	—	638
Other non-recurring expenses	86	53	—	633	—	—	—	58
Other (income) expense, net	(10)	1	1,800	93	(83)	139	(399)	(1,130)
Adjusted EBITDA	$6,808	$2,775	$6,213	$6,084	$8,206	$6,005	$1,801	$577
Adjusted EBITDA Margin	21.5%	10.6%	21.2%	20.0%	24.8%	20.5%	8.2%	2.8%

(1)Note that first quarters are seasonally strong as recurring year-end W2/ACA revenue is recognized in this period.

Investor Relations Contact
Patrick McKillop
Vice President, Investor Relations
617-335-5058
patrick.mckillop@asuresoftware.com